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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                JANUARY 12, 2007

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

           Nevada                     001-32202                88-0408274
----------------------------       --------------        -----------------------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)           Identification No.)

      6370 Nancy Ridge Drive, Suite 112
            San Diego, California                            92121
  ------------------------------------------              ----------
   (Address of Principal Executive Offices)                Zip Code

                                 (858) 657-0287
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On January 12, 2007, John J. Hagenbuch, our Chairman, lent us $2 million under the terms of an Unsecured Subordinated Promissory Note. All outstanding principal, and simple interest at the prime rate as published in the Wall Street Journal from time to time, is due one year after the issue date. We may prepay the note at any time without penalty.

      We also issued a 10-year warrant to Mr. Hagenbuch allowing purchase for cash of up to 500,000 shares of stock at an exercise price of $1.00 per share. Exercise of the warrant is subject to American Stock Exchange approval, and if required by the American Stock Exchange, shareholder approval. Mr. Hagenbuch is the beneficial owner of approximately 8.5% of MicroIslet's common stock, excluding the new warrant.

      We relied on the exemption from registration contained in Section 4(2) of the Securities Act, and Regulation D, Rule 506 thereunder, for the issuance of the note and the warrant. An appropriate legend has been placed on the note and the warrant, and appropriate legends will be placed on all securities purchased under the warrant.

      A complete copy of the Unsecured Subordinated Promissory Note and the Warrant Agreement, each as executed in connection with the financing described above, are filed as Exhibit 99.1 and Exhibit 99.2, and incorporated herein by reference. The foregoing descriptions of the terms of these agreements are qualified in their entirety by reference to such exhibits.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      The disclosure required by this item is included in Item 1.01 and is incorporated herein by this reference.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

      The disclosure required by this item is included in Item 1.01 and is incorporated herein by this reference.

ITEM 7.01.  REGULATION FD DISCLOSURE.

      We issued a press release on January 16, 2007 announcing the loan from Mr. Hagenbuch. The press release is furnished as Exhibit 99.3.

      The press release includes statements intended as "forward-looking statements," which are subject to the cautionary statement about forward-looking statements set forth therein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits

      EXHIBIT NUMBER                    DESCRIPTION
      --------------                    -----------

           99.1            Unsecured Subordinated Promissory Note

           99.2            Warrant Agreement

           99.3            Press Release dated January 16, 2007

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2007                    MICROISLET, INC.


                                          By: /s/ Kevin A. Hainley
                                              ----------------------------------
                                              Kevin A. Hainley
                                              Interim Chief Financial Officer






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